UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	OCN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Definitive Material Agreement.

On February 9, 2021, Ocwen Financial Corporation (“Ocwen” or the “Company”) entered into a note and warrant purchase agreement (the “Note Purchase Agreement”) with certain special purpose entities owned by funds and accounts managed by Oaktree Capital Management, L.P. (“Oaktree”) pursuant to which the Company agreed to sell, and such special purpose entities (the “Oaktree Investors”) agreed to purchase, in a private placement an aggregate of $285 million principal amount of senior secured notes (the “Senior Secured Notes”) of the Company, of which $199.5 million aggregate principal amount (the “Initial Senior Secured Notes”) will be issued and sold on an initial closing date that is contemporaneous with the consummation of an Additional Debt Financing (as defined below), but in any event no later than March 31, 2021, and the remaining $85.5 million aggregate principal amount (the “Additional Senior Secured Notes”) will be issued and sold on a subsequent closing date that is no later than one year following the initial closing date. The issuance and sale of the Initial Senior Secured Notes is subject to certain conditions, including, but not limited to, the contemporaneous consummation by the Company or one of its subsidiaries of an additional debt financing not to exceed $450 million (the “Additional Debt Financing”). The issuance and sale of the Additional Senior Secured Notes is also subject to certain conditions, including, but not limited to, (i) the Company having a book value of common equity of at least $360 million and (ii) the closing of the Company’s previously announced MSR joint venture with affiliates of Oaktree (the “MSR Joint Venture”) (for more information on the MSR Joint Venture, see the Company’s Current Report on Form 8-K filed with the SEC on December 22, 2020).

Concurrent with the issuance of the Initial Senior Secured Notes, the Company will issue to the Oaktree Investors warrants to purchase shares of the Company’s common stock equal to 12.0% of the Company’s then outstanding common stock (on a non-fully diluted basis) (the “Warrants”) at an exercise price of $26.82 per share. The Warrants are subject to customary anti-dilution adjustments as well as adjustments in the event of below market issuances or above market repurchases by the Company of common stock and equity securities. The terms of the Warrants provide that, without prior receipt of shareholder approval subject to applicable New York Stock Exchange listing rules, the Warrants may not be exercised to the extent that, upon giving effect to such exercise, the ownership of Oaktree and its affiliates in the Company’s common stock on an as-converted basis would exceed 19.9%. In addition, the terms of the Warrants provide that, without prior receipt of any required regulatory approvals, the Warrants may not be exercised to the extent that, upon giving effect to such exercise, the ownership of Oaktree and its affiliates in the Company’s common stock on an as-converted basis would exceed 9.9%. At any time that Oaktree is unable to exercise its Warrants to purchase common stock due to these limitations, Oaktree shall have the right to exercise the Warrants to purchase shares of a series of non-voting preferred stock of the Company having an additional $0.01 liquidation preference as compared to the common stock but otherwise similar in rights and preferences to the common stock. In connection with the issuance of the Warrants, the Company will also enter into a registration rights agreement with Oaktree (the “Registration Rights Agreement”) providing the Oaktree Investors with customary registration rights with respect to the shares of common stock underlying the Warrants.

The net proceeds before expenses from the Initial Senior Secured Notes and the Warrants on the initial closing date will be $175.0 million (after $24.5 million of original issue discount) and are expected to be used, together with the net proceeds from the Additional Debt Financing, to repay in full an aggregate of $498 million of indebtedness, including the Company’s Senior Secured Term Loan, all of the Company’s subsidiary PHH Mortgage Corporation’s outstanding 6.375% senior unsecured notes due 2021 and all of the Company’s subsidiary PHH Corporation’s 8.375% senior secured second lien notes due 2022, and the remaining proceeds are expected to be used for general corporate purposes, including to accelerate growth of the Company’s origination and servicing business.

The net proceeds before expenses from the Additional Senior Secured Notes will be approximately $75.0 million (after $10.5 million of original issue discount) and are expected to be used to fund the Company’s investment in the MSR Joint Venture and for general corporate purposes, including to accelerate growth of the Company’s originations and servicing business.

The Senior Secured Notes will have a six-year term with no amortization of principal. Interest on the Senior Secured Notes will be payable quarterly in arrears on the last business day of each March, June, September and December and will accrue at the rate of 12% per annum to the extent interest is paid in cash or 13.25% per annum to the extent interest is “paid-in-kind” through an increase in the principal amount or the issuance of additional Senior Secured Notes (“PIK Interest”). Prior to the first anniversary of the initial closing, all of the interest on the Senior Secured Notes may, at the Company’s option, be paid as PIK Interest. After the first anniversary of the initial closing, a minimum amount of interest will be required to be paid in cash equal to the lesser of (i) 7% per annum of the outstanding principal amount of the Senior Secured Notes and (ii) the total amount of unrestricted cash of the Company and its subsidiaries less the greater of $125 million and the minimum liquidity amounts required by any agency.

The Senior Secured Notes will be solely the obligation of the Company. The Senior Secured Notes will be secured by a pledge of substantially all of the assets of the Company, including a pledge of the equity of the Company’s subsidiaries held directly by the Company. The lien on the Company’s assets securing the Senior Secured Notes is expected to be junior to the lien securing the Additional Debt Financing. The Senior Secured Notes will not be guaranteed by any of the Company’s subsidiaries nor will they be secured by a pledge or lien on any assets of the Company’s subsidiaries.

Prior to the fifth anniversary of their issuance, the Company will be permitted to redeem the Senior Secured Notes in whole or in part at any time at a redemption price equal to par, plus a make-whole premium, plus accrued and unpaid interest. On and after the fifth anniversary of their issuance, the Company will be permitted to redeem the Senior Secured Notes in whole or in part at any time at a redemption price equal to par plus accrued and unpaid interest. Upon a change of control of the Company, the Company will be required to offer to repurchase the Senior Secured Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest. Upon consummation of certain non-ordinary course asset sales, the Company will be required to use the proceeds thereof to offer to repurchase the Senior Secured Notes at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest, unless such proceeds are reinvested in the business or used to retire structurally senior or secured indebtedness.

The Senior Secured Notes will have two financial maintenance covenants: (1) a minimum book value of stockholders’ equity of not less than $275 million and (2) a minimum amount of unrestricted cash of not less than $50 million at any time. The Senior Secured Notes also will have affirmative and negative covenants and events of default that are customary for debt securities of this type.

The Note Purchase Agreement provides that in the event that the issuance and sale of the Initial Senior Secured Notes does not occur, and on or prior to August 9, 2021, the Company or any of its subsidiaries incurs or issues additional indebtedness or issues or sells any equity interests in certain alternative transactions to parties other than Oaktree which generate proceeds in excess of $100 million in the aggregate, the Company will pay Oaktree an alternate transaction fee of $35 million.

There can be no assurance that the conditions to the issuance and sale to the Oaktree Investors of the Initial Senior Secured Notes or the Additional Senior Secured Notes will be met, or that any Additional Debt Financing will be consummated.

The foregoing descriptions of the Note Purchase Agreement, the Warrants and the Registration Rights Agreement is a summary, is not complete, and is qualified in its entirety by reference to the full text of each of the Note Purchase Agreement, the Warrant Certificate and the Registration Rights Agreement which will be filed as exhibits to the Company’s Current Report on Form 8-K or Quarterly Report on Form 10-Q following the issuance and sale of the Initial Senior Secured Notes.

Item 2.02	Results of Operations and Financial Condition.

On February 9, 2021, Ocwen issued a press release announcing preliminary results for the fourth quarter ended December 31, 2020 and providing a business update (the “Preliminary Earnings Announcement”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 and the information in the related exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The press release incorporated by reference herein contains certain statements relating to our preliminary fourth quarter financial performance. These statements are based on currently available preliminary information and are subject to material changes following completion of our quarter-end and year-end closing procedures and other adjustments that may be made before our financial results are finalized and the audit of our financial statements is complete. There can be no assurance that actual final results will not differ from the preliminary financial results presented in the press release and any such differences could be material. In addition, these preliminary results are not comprehensive financial results for the fourth quarter, should not be viewed as a substitute for complete GAAP financial statements or more comprehensive financial information, and are not indicative of the results for any future period.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding issuance of the Warrants set forth in Item 1.01 of this Report is incorporated by reference herein. The issuance of the Warrants and the shares of common stock issuable upon exercise of the Warrants will not be registered under the Securities Act. These securities will be issued in a private placement exempt from the registration requirements of the Securities Act, in reliance on the exemption set forth in Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Ocwen Financial Corporation dated February 9, 2021 announcing preliminary financial results for the fourth quarter ended December 31, 2020

104	Cover Page Interactive Data File formatted in online XBRL (included as Exhibit 101)

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements are typically identified by words such as “expect”, “believe”, “foresee”, “anticipate”, “intend”, “estimate”, “goal”, “strategy”, “plan” “target” and “project” or conditional verbs such as “will”, “may”, “should”, “could” or “would” or the negative of these terms, although not all forward-looking statements contain these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Readers should bear these factors in mind when considering such statements and should not place undue reliance on such statements.

Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. In the past, actual results have differed from those suggested by forward looking statements and this may happen again. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, our ability to consummate the private placement of Senior Secured Notes with Oaktree; our ability to consummate the Additional Debt Financing on favorable terms or at all; our ability to satisfy the other conditions precedent to the issuance and sale of the Senior Secured Notes to Oaktree; our ability to refinance the Senior Secured Term Loan and redeem the 6.375% senior unsecured notes due 2021 and the 8.375% senior secured second lien notes due 2022; our ability to obtain regulatory approvals and satisfy the closing conditions under the Transaction Agreement relating to the MSR Joint Venture and the timing for doing so; our ability to deploy the proceeds of the Senior Secured Notes, if issued, in suitable investments at appropriate returns; uncertainty relating to the future impacts of the COVID-19 pandemic, including with respect to the response of the U.S. government, state governments, the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac, and together with Fannie Mae, the GSEs), the Government National Mortgage Association (Ginnie Mae) and regulators, as well as the impacts on borrowers and the economy generally; the adequacy of our financial resources, including our sources of liquidity and ability to sell, fund and recover servicing advances, forward and reverse whole loans, and HECM and forward loan buyouts and put backs, as well as repay, renew and extend borrowings, borrow additional amounts as and when required, meet our MSR or other asset investment objectives and comply with our debt agreements, including the financial and other covenants contained in them; increased servicing costs based on increased borrower delinquency levels or other factors; our ability to collect anticipated tax refunds, including on the timeframe expected; the future of our long-term relationship and remaining servicing agreements with New Residential Investment Corp. (NRZ); our ability to continue to improve our financial performance through cost re-engineering efforts and other actions; our ability to continue to grow our origination business and increase our origination volumes in a competitive market and uncertain interest rate environment; uncertainty related to claims, litigation, cease and desist orders and investigations brought by government agencies and private parties regarding our servicing, foreclosure, modification, origination and other practices, including uncertainty related to past, present or future investigations, litigation, cease and desist orders and settlements with state regulators, the Consumer Financial Protection Bureau (CFPB), State Attorneys General, the Securities and Exchange Commission (SEC), and the Department of Justice or the Department of Housing and Urban Development (HUD); adverse effects on our business as a result of regulatory investigations, litigation, cease and desist orders or settlements and related responses by key counterparties, including lenders, the GSEs and Ginnie Mae; our ability to comply with the terms of our settlements with regulatory agencies, as well as general regulatory requirements, and the costs of doing so; increased regulatory scrutiny and media attention; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; our ability to interpret correctly and comply with financial and other requirements of regulators, the GSEs and Ginnie Mae, as well as those set forth in our debt and other agreements; our ability to comply with our servicing agreements, including our ability to comply with our agreements with, and the requirements of, the GSEs and Ginnie Mae and maintain our seller/servicer and other statuses with them; our ability to fund future draws on existing loans in our reverse mortgage portfolio; our servicer and credit ratings as well as other actions from various rating agencies, including the impact of prior or future downgrades of our servicer and credit ratings; as well as other risks and uncertainties detailed in Ocwen’s reports and filings with the SEC, including our annual report on Form 10-K for the year ended December 31, 2019 and current and quarterly reports since such date, as well as our annual report on Form 10-K for the year ended December 31, 2020 when available. Anyone wishing to understand Ocwen’s business should review our SEC filings. Our forward-looking statements speak only as of the date they are made and, we disclaim any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: February 9, 2021	By:	/s/ June C. Campbell
June C. Campbell
Chief Financial Officer